PROSPECTUS SUPPLEMENT -- May 10, 2005*

                  AXP(R) Real Estate Fund (Aug. 27, 2004) S-6281-99 C

The following replaces the portfolio manager information in the "Investment Manager" section:

Julene Melquist, Portfolio Manager

o  Managed the Fund since 2005.

o  Joined AEFC in 2005 as a Portfolio Manager.

o Analyst and Portfolio Manager at U.S. Bancorp Asset Management from 1994 to 2005.

o  Began investment career in 1993.

o  MBA, University of St. Thomas.

J. Blair Brumley, CFA, Associate Portfolio Manager

o  Managed the Fund since 2005.

o  Joined AEFC in 2002 as a Senior Securities Analyst.

o Vice President of Equity Research at Credit Suisse First Boston from 1998 to 2001.

o  Began investment career in 1986.

o  MBA, Washington University.

The rest of the section remains the same.



S-6281-2 A (5/05)

* Valid until next prospectus update.
Destroy Aug. 29, 2005